                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-77373, 333-90495, 333-30410) of Razorfish, Inc. of our report dated February 15, 2000 relating to the financial statements, which appears in this Form 10-K.

                                                 /s/ PRICEWATERHOUSECOOPERS LLP
                                                     PricewaterhouseCoopers LLP

Boston, Massachusetts
April 5, 2000